UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 13, 2022

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 13, 2022, Augusta Gold Corp. (the “Company”) entered into a secured note purchase agreement (the “Purchase Agreement”) with Augusta Investments Inc. (“Augusta Investments”) to offer and sell a secured promissory note of the Company (the “Note”) in exchange for Augusta Investments loaning the Company US$22,232,561 (the “Loan”). The Loan and the issuance of the Note occurred on September 13, 2022. The Company used the Loan to make the second payment and deferred payment to Waterton Nevada Splitter LLC (“Waterton”) on September 13, 2022, in connection with the Company’s acquisition of its Reward gold project that closed on June 13, 2022.

The Purchase Agreement contains customary representations and warranties by the Company and Augusta Investments. The Purchase Agreement also contains certain covenants of the Company including maintaining its status as a reporting issuer, maintaining books and records, maintaining its properties, compliance with laws, not incurring additional indebtedness, except for liabilities for trade payables and expenses incurred in the ordinary course of business, and making certain filings to maintain and perfect the security interests of Augusta Investments under the Security Agreement (as defined below).

The Note bears interest at a rate of prime plus 3% and is for a maximum term of 12 months. The Note is secured by a first-priority, perfected security interest in all the assets of the Company pursuant to a guarantee and security agreement (the “Security Agreement”) and certain deeds of trust (the “Deeds of Trust”, collectively with the Purchase Agreement, the Note and the Security Agreement, the “Loan Documents”) to be finalized and filed by the Company in accordance with covenants in the Purchase Agreement and the Security Agreement.

Under the terms of the Note, the following events constitute an event of default permitting the holder of the Note to exercise remedies including accelerating the payment of the full amount of the Note plus Interest and exercising rights under the Security Agreement, including selling assets of the Company to satisfy obligations under the Note: (i) the Company shall default in the payment of any part of the principal or unpaid accrued interest on the Note for more than five (5) days after the maturity date or at a date fixed by acceleration or otherwise; (b) the Company shall fail to file the Deeds of Trust in accordance with the Purchase Agreement and such failure continues for more than 10 days or the Company shall fail to maintain perfected liens on all its assets in accordance with the Loan Documents and such failure continues for more than 30 days; (c) any representation or warranty made or deemed made by the Company in the Purchase Agreement or in the Security Agreement is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made; (d) the Company fails to observe or perform (a) any covenant, condition or agreement contained in Section 3 or (b) any other covenant, obligation, condition or agreement contained in the Loan Documents and such failure continues for 30 days; (e) the Company fails to pay when due any of its material debts (other than debts arising under this Note) or any interest or premium thereon when due (whether by scheduled maturity, acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such debt; (f) one or more judgments or decrees in an amount exceeding in the aggregate $1,000,000 shall be entered against the Company or its subsidiaries and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; (g) the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company; or (h) within sixty (60) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

The payment of the obligations of the Company under the Note is also guaranteed by each of the subsidiaries of the Company pursuant to the Security Agreement.

The Company paid Augusta Investments an origination fee of 0.5% of the amount of the Loan on the closing of the issuance of the Note pursuant to the Purchase Agreement.

The above is a summary of the material terms of the Purchase Agreement, the Note and the Security Agreement and is qualified in its entirety by the complete terms and conditions of such agreements, which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 13, 2022, the Company completed the payment to Waterton of the second payment and the deferred payment under that certain membership interest purchase agreement (“MIPA”) with Waterton, as previously disclosed in the Company’s Current Reports on Form 8-K as filed with the Commission on June 16, 2022 and July 7, 2022, which reports are incorporated herein by reference. Upon making the payments to Waterton, the Company’s obligations to Waterton under the MIPA are complete and Waterton no longer has a security interest over the Reward property pursuant to the previously disclosed Deed of Trust.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Name
10.1	Secured Promissory Note Purchase Agreement with Augusta Investments

10.2	Secured Promissory Note with Augusta Investments

10.3	Security Agreement with Augusta Investments

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: September 19, 2022	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal